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                                                                   EXHIBIT 10.62

                             FORTY-FOURTH AMENDMENT

                                       TO

                    CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

THIS FORTY-FOURTH AMENDMENT TO CONVERTIBLE DEBENTURE PURCHASE AGREEMENT (the "Amendment") is entered into as of December 31, 2002, by and between DISC, Inc., a California corporation (the "Company"), and MK GVD Fund (the "Purchaser").

R E C I T A L S:

A. WHEREAS on March 29, 1996 the Company and Purchaser entered into a Convertible Debenture Purchase Agreement pursuant to which the Company agreed to sell, and Purchaser agreed to purchase, an aggregate of $1,400,000 in principal amount of Convertible Debentures, each convertible into shares of the Company's Preferred Stock, which Agreement was amended as of December 31, 1996, April 11, 1997, December 31, 1997, March 27, 1998, June 30, 1998, September 25, 1998,
December 31, 1998, March 30, 1999, June 30, 1999, September 30, 1999, December 31, 1999, March 31, 2000, June 30,2000, September 30, 2000, December 29, 2000,
March 30, 2001, June29, 2001, September 28, 2001, December 31, 2001, March 6,
2002, March 15, 2002, March 19, 2002, March 26, 2002, March 27, 2002, April 4,
2002, April 12, 2002, April 24, 2002, April 26, 2002, May 3, 2002, June 10,
2002, June 27, 2002, June 28, 2002, August 1, 2002, August 6, 2002, August 19,
2002, September 11, 2002, September 20, 2002, September 27, 2002, September 30, 2002, October 31, 2002, November 5, 2002, November 14, 2002 and December 27, 2002 to increase the aggregate amount of Convertible Debenture to be purchased thereunder to $21,705,000.

B. The Company and Purchaser now seek to amend the Agreement to increase the total amount of Convertible Debentures which Purchaser agrees to purchase thereunder.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and in consideration of the mutual covenants set forth herein, the parties hereto agree as follows:

1. DEFINITIONS. Unless otherwise defined herein, capitalized terms used in the Amendment shall have the same meanings ascribed to them in the Convertible Debenture Purchase Agreement.

2. AMENDMENT TO CONVERTIBLE DEBENTURE PURCHASE AGREEMENT. Section 1.1(a) of the Convertible Debenture Purchase Agreement is hereby amended to provide that Purchaser agrees to purchase, and the Company agrees to issue and sell, an aggregate of $21,805,000 in principal amount of Convertible Debentures, each in the form and having the terms and conditions set forth in the amended Exhibit B attached hereto.

3. ENTIRE AGREEMENT; AMENDMENT. The Convertible Debenture Purchase Agreement, as amended by this Amendment, constitutes the full and complete agreement and understanding between the parties hereto regarding the subject matter of the Convertible Debenture Purchase Agreement and shall supersede all prior communications, representations, understandings or agreements, if any, whether oral or written, concerning the subject matter contained in the Convertible Debenture Purchase Agreement, as so amended, and that no

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provision of the Convertible Debenture Purchase Agreement, as so amended, may be modified, amended, waived or discharged, in whole or in part, except in accordance with its terms.

4. FORCE AND EFFECT. Except as modified by this Amendment, the terms and provisions of the Convertible Debenture Purchase Agreement are hereby ratified and confirmed and are and shall remain in full force and effect. Should any inconsistency arise between this Amendment and the Convertible Debenture Purchase Agreement as to the specific matters which are the subject of this Amendment, the terms and conditions of this Amendment shall control. This Amendment shall be construed to be part of the Convertible Debenture Purchase Agreement and shall be deemed incorporated into the Convertible Debenture Purchase Agreement by this reference.

5. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be an original but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed in duplicate on its behalf by its duly authorized officer and Purchaser has also executed this Amendment in duplicate, all as of the day and year indicated above.

                                   DISC, INC.

                            a California corporation

                    By: /s/ Henry Madrid
                        -------------------------------------
                        Henry Madrid
                        Chief Financial Officer

                                   PURCHASER:

                                   MK GVD FUND

                    By: /s/ Michael D. Kaufman
                        -------------------------------------
                        Michael D. Kaufman, General Partner